Intangible assets, net (Tables)	12 Months Ended
Dec. 31, 2024
Intangible assets, net
Summary of Group's intangible assets

	As of December 31,
	2023	2024
	RMB	RMB
License of copyright	4,098	3,421
Purchased software	23,264	26,793
Trademark	44	567
Brands(i)	34,522	30,916
Channel relations(i)	32,430	29,044
Total intangible assets	94,358	90,741
Less: accumulated amortization	(23,203)	(36,568)
Less: accumulated impairment	(1,377)	(1,377)
Intangible assets, net	69,778	52,796
(i)

The brands and channel relations were transferred from SS North Asia as a result of a business combination under common control (refer to Note 1 (e)), and recognized at the historical cost recorded by the former parent of SS North Asia in accordance with ASC 805-50.

Summary of estimated amortization expenses

Amortization expense of
intangible assets
RMB
2025	10,416
2026	9,019
2027	8,104
2028	7,932
2029	6,117
Thereafter	11,208